FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD FIRST QUARTER RESULTS

Earnings Per Share From Continuing Operations of $0.90

First Quarter 2016 Highlights
Revenue Increases 7.6% to $4.8 Billion
Same-Store Retail Revenue Increases 2.5%, Excluding Foreign Exchange 4.7%
Income from Continuing Operations Attributable to Common Shareholders Increases 4.2% to $79.3 Million
Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 7.1% to $0.90
EBITDA Increases 4.7% to $157.6 Million

BLOOMFIELD HILLS, MI, April 26, 2016 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today record first quarter 2016 results. For the three months ended March 31, 2016, income from continuing operations attributable to common shareholders increased 4.2% to $79.3 million, and related earnings per share increased 7.1% to $0.90 when compared to the same period last year. During the first quarter of 2016, foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.03. Total automotive retail units increased 9.9% and total revenue increased 7.6% to $4.8 billion. Excluding foreign exchange, total revenue increased 10.0%, including 4.7% on a same-store basis.

“The resiliency of the U.S. and U.K. automotive markets and a solid performance from our truck dealership operations drove Penske Automotive to another quarter of record results,” said Chairman Roger S. Penske.  “We believe the diversification provided by our business model continues to reward our shareholders.  Further, I am particularly pleased with the 50-basis-point improvement of selling, general and administrative expenses as a percent of gross profit and gross profit flow-through of greater than 30% in the quarter.”

Automotive Retail Highlights of the First Quarter

Retail Unit Sales Increased 9.9% to 111,494

New unit retail sales +10.2%
Used unit retail sales +9.6%

Same-Store Retail Revenue Increased 2.5%

New +1.6%; Used +3.3%; Finance & Insurance +5.9% Service and Parts +3.7%
Excluding f/x, Same-Store retail revenue increased 4.7%

Average Transaction Price Per Unit

New vehicles $38,607, -$1,532/unit, or -3.8%
Used vehicles $26,780, +$108/unit, or +0.4%

Average Gross Profit Per Unit

New $2,988, -$162/unit; Gross Margin 7.7%, -10 basis points

Excluding f/x $3,051, -$99/unit; Gross Margin 7.7%, -10 basis points

Used $1,598, -$165/unit; Gross Margin 6.0%, -60 basis points

Excluding f/x $1,633, -$130/unit; Gross Margin 5.9%, -70 basis points

Finance & Insurance $1,062, -$34/unit

Excluding f/x $1,085, -$11/unit

Note: f/x = foreign exchange

Commercial Truck Dealership Operations

The company operates commercial truck dealership locations in the U.S. and Canada under the “Premier Truck Group” brand name offering primarily the Freightliner and Western Star brands. For the three months ended March 31, 2016 and 2015, Premier Truck Group generated $206.7 million and $192.7 million of revenue, and $33.2 million and $32.8 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. Service and parts gross profit represents approximately 79.5% and 71.3% of total Premier Truck Group gross profit, respectively.

Share Repurchases

During the three months ended March 31, 2016, the company acquired 4.5 million shares of its common stock for approximately $167.9 million. As of March 31, 2016, the company has a remaining share repurchase authorization of approximately $32.1 million.

Acquisitions Update

On April 12, 2016, the company announced that its Premier Truck Group subsidiary had acquired Harper Truck Centres, located in Ontario, Canada. Harper Truck Centres has five dealership locations in the greater Toronto, Ontario market area. The acquisition is expected to generate approximately $130 million in annualized revenue.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the first quarter of 2016 on April 26, 2016, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial 800-230-1092 [International, please dial 612-234-9960]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2016 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 22,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures. They provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2015, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2810 jcarlson@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
			Increase/
	2016	2015	(Decrease)
Revenue	$4,824.6	$4,482.9	7.6%
Cost of Sales	4,100.8	3,793.0	8.1%

Gross Profit	$723.8	$689.9	4.9%
SG&A Expenses	558.9	535.8	4.3%
Depreciation	20.8	18.6	11.8%

Operating Income	$144.1	$135.5	6.3%
Floor Plan Interest Expense	(12.8)	(10.3)	24.3%
Other Interest Expense	(17.2)	(16.3)	5.5%
Equity in Earnings of Affiliates	5.5	6.7	(17.9%)
Income from Continuing Operations Before Income Taxes	$119.6	$115.6	3.5%
Income Taxes	(39.4)	(38.8)	1.5%

Income from Continuing Operations	$80.2	$76.8	4.4%
Loss from Discontinued Operations, net of tax	—	(0.9)	nm

Net Income	$80.2	$75.9	5.7%
Less: Income Attributable to Non-Controlling Interests	0.9	0.7	28.6%

Net Income Attributable to Common Shareholders	$79.3	$75.2	5.5%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$80.2	$76.8	4.4%
Less: Income Attributable to Non-Controlling Interests	0.9	0.7	28.6%

Income from Continuing Operations, net of tax	$79.3	$76.1	4.2%
Loss from Discontinued Operations, net of tax	—	(0.9)	nm

Net Income Attributable to Common Shareholders	$79.3	$75.2	5.5%

Income from Continuing Operations Per Share	$0.90	$0.84	7.1%

Net Income Per Share	$0.90	$0.83	8.4%

Weighted Average Shares Outstanding	88.3	90.3	(2.2%)

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2016	2015
Assets:
Cash and Cash Equivalents	$45.6	$62.4
Accounts Receivable, Net	835.6	782.3
Inventories	3,513.4	3,463.5
Other Current Assets	101.5	85.6
Assets Held for Sale	9.8	13.1

Total Current Assets	4,505.9	4,406.9
Property and Equipment, Net	1,545.8	1,520.1
Intangibles	1,734.8	1,730.8
Other Long-Term Assets	386.4	355.6

Total Assets	$8,172.9	$8,013.4

Liabilities and Equity:
Floor Plan Notes Payable	$2,262.5	$2,247.2
Floor Plan Notes Payable – Non-Trade	1,187.3	1,132.4
Accounts Payable	541.5	493.8
Accrued Expenses	388.0	378.1
Current Portion Long-Term Debt	54.5	28.0
Liabilities Held for Sale	5.1	6.2

Total Current Liabilities	4,438.9	4,285.7
Long-Term Debt	1,330.1	1,247.0
Other Long-Term Liabilities	679.9	645.8

Total Liabilities	6,448.9	6,178.5
Equity	1,724.0	1,834.9

Total Liabilities and Equity	$8,172.9	$8,013.4

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Geographic Revenue Mix:
U.S.	57.3%	60.4%
U.K.	35.4%	35.5%
Other International	7.3%	4.1%

Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,512.9	$4,186.8
Retail Commercial Trucks	206.7	192.7
Commercial Vehicles Australia/Power Systems and Other	105.0	103.4

Total	$4,824.6	$4,482.9

Gross Profit: (Amounts in Millions)
Retail Automotive	$665.0	$629.3
Retail Commercial Trucks	33.2	32.8
Commercial Vehicles Australia/Power Systems and Other	25.6	27.8

Total	$723.8	$689.9

Gross Margin:
Retail Automotive	14.7%	15.0%
Retail Commercial Trucks	16.1%	17.0%
Commercial Vehicles Australia/Power Systems and Other	24.4%	26.9%

Total	15.0%	15.4%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
			Increase/
	2016	2015	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	15.0%	15.4%	-40 bps
Selling, General and Administrative Expenses	11.6%	12.0%	-40 bps
Operating Income	3.0%	3.0%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.5%	2.6%	-10 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.2%	77.7%	-50 bps
Operating Income	19.9%	19.6%	+30 bps

	Three Months Ended
	March 31,
	2016	2015	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$157.6	$150.5	4.7%
Floorplan Credits	$8.9	$6.7	32.8%
Rent Expense	$51.5	$50.1	2.8%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Retail Automotive Units:
New Retail	58,753	53,318
Used Retail	52,741	48,102

Total	111,494	101,420

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,268.2	$2,140.1
Used Vehicles	1,412.4	1,283.0
Finance and Insurance, Net	118.4	111.1
Service and Parts	478.1	438.4
Fleet and Wholesale	235.8	214.2

Total Revenue	$4,512.9	$4,186.8

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$175.5	$167.9
Used Vehicles	84.3	84.9
Finance and Insurance, Net	118.4	111.1
Service and Parts	281.4	260.8
Fleet and Wholesale	5.4	4.6

Total Gross Profit	$665.0	$629.3

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$38,607	$40,139
Used Vehicles	26,780	26,672
Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,988	$3,150
Used Vehicles	1,598	1,763
Finance & Insurance	1,062	1,096

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Retail Automotive Revenue Mix Percentages:
New Vehicles	50.3%	51.1%
Used Vehicles	31.3%	30.6%
Finance and Insurance, Net	2.6%	2.7%
Service and Parts	10.6%	10.5%
Fleet and Wholesale	5.2%	5.1%

Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.4%	26.7%
Used Vehicles	12.7%	13.5%
Finance and Insurance, Net	17.8%	17.7%
Service and Parts	42.3%	41.4%
Fleet and Wholesale	0.8%	0.7%

Total	100.0%	100.0%

	Three Months Ended
	March 31,
			Increase/
	2016	2015	(Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.7%	7.8%	-10 bps
Used Vehicles	6.0%	6.6%	-60 bps
Service and Parts	58.9%	59.5%	-60 bps
Fleet and Wholesale	2.3%	2.1%	+20 bps

Total Gross Margin	14.7%	15.0%	-30 bps

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	27%
Audi	14%	13%
Mercedes-Benz	10%	10%
Land Rover	7%	7%
Porsche	5%	5%
Lexus	4%	4%
Ferrari / Maserati	2%	2%
Acura	1%	1%
Bentley	1%	1%
Others	3%	2%

Total Premium	72%	72%
Volume Non-U.S.:
Toyota	11%	11%
Honda	7%	7%
Volkswagen	3%	3%
Nissan	1%	1%
Others	2%	2%

Total Volume Non-U.S.	24%	24%
U.S.:
General Motors / Chrysler / Ford	4%	4%

Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	56.6%	60.0%
U.K.	37.8%	38.0%
Other International	5.6%	2.0%

Total	100%	100%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Retail Automotive Same-Store Units:
New Retail	55,457	53,239
Used Retail	48,711	48,089

Total	104,168	101,328

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,166.5	$2,133.4
Used Vehicles	1,325.0	1,282.5
Finance and Insurance, Net	117.4	110.9
Service and Parts	453.5	437.5
Fleet and Wholesale	230.3	213.6

Total Revenue	$4,292.7	$4,177.9

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$162.4	$167.2
Used Vehicles	80.2	84.8
Finance and Insurance, Net	117.4	110.9
Service and Parts	268.8	260.4
Fleet and Wholesale	5.3	4.6

Total Gross Profit	$634.1	$627.9

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$39,066	$40,072
Used Vehicles	27,201	26,668
Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,928	$3,140
Used Vehicles	1,646	1,763
Finance & Insurance	1,127	1,095

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
Retail Commercial Truck Units:	2016	2015
New Retail	1,160	1,039
Used Retail	271	296

Total	1,431	1,335

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$116.7	$102.2
Used Vehicles	13.5	15.9
Finance and Insurance, Net	1.9	1.3
Service and Parts	71.4	63.1
Lease, Rental & Wholesale	3.2	10.2

Total Revenue	$206.7	$192.7

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$4.9	$4.9
Used Vehicles	(0.4)	1.7
Finance and Insurance, Net	1.9	1.3
Service and Parts	26.4	23.4
Lease, Rental & Wholesale	0.4	1.5

Total Gross Profit	$33.2	$32.8

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$100,618	$98,345
Used Vehicles	49,727	53,700
Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,201	$4,691
Used Vehicles	(1,471)	5,882
Finance & Insurance	1,311	1,008
Retail Commercial Truck Gross Profit as a Percentage of Revenue
Gross Profit:
New Vehicle	4.2%	4.8%
Used Vehicle	(3.0%)	10.7%
Service and Parts	37.0%	37.1%
Lease, Rental & Wholesale	12.5%	14.7%

Total Gross Profit	16.1%	17.0%

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2016 and 2015:

	Three Months Ended
	March 31,
			Increase/
	2016	2015	(Decrease)
(Amounts in Millions)
Net Income	$80.2	$75.9	5.7%
Add: Depreciation	20.8	18.6	11.8%
Other Interest Expense	17.2	16.3	5.5%
Income Taxes	39.4	38.8	1.5%
Loss from Discontinued Operations, net of tax	—	0.9	nm

EBITDA	$157.6	$150.5	4.7%

nm – not meaningful